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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 23, 2002
                                                      --------------


                                    HCA INC.

               (Exact Name of Company as Specified in Its Charter)

           DELAWARE                    001-11239                 75-2497104
(State or other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                                 ONE PARK PLAZA
                           NASHVILLE, TENNESSEE 37203

              (Address and Zip Code of Principal Executive Offices)

                                 (615) 344-9551

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         In connection with the issuance and sale, pursuant to the Securities Act of 1933, as amended, of an aggregate of $500,000,000 principal amount of the Registrant's 6.95% Notes due 2012, the Registrant files herewith those Exhibits listed in Item 7(c) below.

ITEM 7(c). EXHIBITS.

         The following Exhibits are furnished in accordance with Item 601 of Regulation S-K:

         Exhibit 1.1 Underwriting Agreement Standard Provisions (Debt Securities) dated January 23, 2001 (filed as Exhibit 1.1 to the Registrant's Current Report on Form 8-K dated January 23, 2001 and incorporated herein by reference).

         Exhibit 1.2 Underwriting Agreement (Terms) dated April 23, 2002, by and among the Registrant and the several Underwriters named therein.

         Exhibit 4.1 Indenture dated as of December 16, 1993 between the Registrant and The First National Bank of Chicago, as Trustee (restated electronically for SEC filing purposes).

         Exhibit 4.2 First Supplemental Indenture dated as of May 25, 2000 between the Registrant and Bank One Trust Company, N.A., as Trustee (filed as Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, and incorporated herein by reference).

         Exhibit 4.3 Second Supplemental Indenture dated as of July 1, 2001 between the Registrant and Bank One Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, and incorporated herein by reference).

         Exhibit 4.4 Third Supplemental Indenture dated as of December 5, 2001 between the Registrant and The Bank of New York, as Trustee (filed as Exhibit 4.5(d) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, and incorporated herein by reference).

         Exhibit 4.5 6.95% Note due 2012 in the principal amount of $400,000,000.

         Exhibit 4.6 6.95% Note due 2012 in the principal amount of $100,000,000.




                                       -2-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HCA INC.


                                    /s/ John M. Franck II
                                    --------------------------------------------
                                    John M. Franck II
                                    Vice President and Corporate Secretary

                                    April 30, 2002